Exhibit 99.01


                                CERTIFICATION OF

                            CHIEF EXECUTIVE OFFICER

                                      AND

                            CHIEF FINANCIAL OFFICER

                                  PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-QSB for the quarterly period ended September 30, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report fairly presents in all material respects the financial condition and results of operations of Lockwave Technologies, Inc.

Dated: October 15, 2002       By: /s/ Paul Steo
                                      ---------------
                              Name:   Paul Steo
                              Title:  Chief Executive Officer and
                                      Chief Financial Officer